Exhibit 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report of American Renal Associates Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon. Wilcox, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon Wilcox
Jon Wilcox Chief Financial Officer

August 10, 2012